EXHIBIT 99.C1





                                Exhibit 9

                      Consent of Ernst & Young LLP







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                       CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated February 27, 1998, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-62397) and related Prospectus of WRL Series Life Account.

                                                       ERNST & YOUNG LLP



Des Moines, Iowa
November 24, 1998